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                                                                Exhibit 10.10


                                      AGREEMENT


    This Agreement (the "Agreement") is entered into this 31st day of January, 1996, by and between Phasetronics, Inc., a Florida corporation ("Phasetronics"), P.O. Box 17150, Clearwater, Florida 34622-0159, and Apollo International of Delaware, Inc., a Delaware corporation ("Apollo"), of 6542 US Highway 41, Suite 215, Apollo Beach, Florida 33572.


                                       RECITALS

    Phasetronics, a manufacturer of solid state power and motor control products, wishes to engage the services of Apollo to design, develop and supply a working prototype of a digital starter module with communications control software to be manufactured by Phasetronics in the development and marketing of a soft start device for motors.

    Apollo is in the business of designing and producing products such as a digital starter module and agrees to perform the services called for under this Agreement in accordance with its terms and conditions.

    NOW, THEREFORE, in consideration of the premises, covenants, and terms set forth herein, the parties agree as follows:

    1. RECITALS. The Recitals set forth above are true and correct and are incorporated herein by reference.

    2. APOLLO'S RESPONSIBILITIES. Apollo agrees, in consideration of the amounts to be paid by Phasetronics under Section 3 of this Agreement, and at no additional charge to Phasetronics, to undertake and perform the following functions pursuant to the terms of this Agreement:

         a. Apollo shall design, develop, manufacture and supply to Phasetronics a solid state digital starter module to include communications control software with RS232 and RS485 connections (the "module"), in strict accordance with the hardware and software specifications which are attached hereto as Exhibits "A" and "B" respectively and incorporated herein by reference, which shall be capable of being utilized by Phasetronics in the development and marketing of a digital soft start device for motors.

         b. Apollo shall supply three years of updates, enhancements, and any new communications protocols for the module hardware and software which may result from Apollo's ongoing

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development.  Such updates, enhancements and communications protocols shall be supplied to Phasetronics promptly upon their availability.

         c. Apollo shall supply three years of technical support and a minimum of six months of field support to Phasetronics for the module. In addition, Phasetronics shall be entitled to direct access to the designers engaged by Apollo in the design and creation of the module hardware and software and to any designers of the future updates, enhancements, or communications protocols described in Section 2b above.

         d. Apollo shall indemnify and hold Phasetronics harmless from any loss or damage which Phasetronics shall incur, including its reasonable attorneys fees and costs of defending claims, as a result of damage to any motor belonging to Phasetronics or any of its customers which results directly or indirectly from the failure of the module, including the hardware, software, or any part thereof, to perform its motor protective functions. Phasetronics shall indemnify and hold Apollo harmless from any loss or damage which Apollo shall incur, including its reasonable attorneys fees and costs of defending claims, as a result of damage to any motor belonging to Phasetronics or any of its customers which results directly or indirectly from any failure of the soft start device manufactured by Phasetronics to perform its motor protective functions and which is not directly or indirectly related to a failure of the module component to perform its functions.

         e. Apollo agrees that the module and all plans, specifications, software, programs, drawings, notes, calculations, prototypes, and all other materials related to the design, creation or production of the module (hereinafter referred to as the "Confidential Information") shall be the sole and exclusive property of Phasetronics. Apollo agrees not to disclose such Confidential Information to any other person or entity without the prior written permission of Phasetronics. Further, Apollo shall not use any such Confidential Information for its own benefit or the benefit of any other person or entity. Apollo shall, at the request of Phasetronics, deliver any and all such Confidential Information to Phasetronics. In addition, Apollo agrees that it shall, at the request of Phasetronics, execute any documentation evidencing sole ownership of the module and any of the Confidential Information by Phasetronics.

         f. Apollo agrees that for a period of five years from the date of this Agreement it shall not, directly or indirectly: (1) contract with any other person, firm or entity for the design, development or creation of a soft start type of control,

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(2) manufacture or market any soft start type of control under any name, or (3)
assist any other entity, as a consultant, partner, joint venturer, or otherwise, in the design, development, manufacture or marketing of a soft start type of control.

         g. Apollo shall, upon the signing of this Agreement deliver to Phasetronics a copy of the existing software that operates the Model CMPR motor protection relay which is currently being manufactured by Apollo.

         h. Within sixty days from the date of this Agreement Apollo shall deliver to Phasetronics at its plant in Clearwater, Florida, a working prototype for the module.

         i. Within ninety days from the date of this Agreement, Apollo shall deliver to Phasetronics at its plant in Clearwater, Florida, the Windows version of the communications control software for the module including the RS232 and RS485 connections.

    3. PAYMENT. As full payment for the services set forth in Section 2 above, Phasetronics shall pay the following sums to Apollo:

         a.   $20,000.00 upon the signing of this Agreement.

         b. $20,000.00 within thirty days after delivery and acceptance of the working prototype for the module.

         c. $20,000.00 within thirty days after delivery and acceptance of the Windows version of the communications control software for the module including the RS232 and RS485 connections. This payment shall not be due unless the working prototype for the module has been previously delivered and accepted.

         d. $20,000.00 after six continuous months of successful field operation of the module, including all hardware and software, by Phasetronics.

    4. ASSIGNMENT. Apollo shall not assign, subcontract or delegate its rights or responsibilities under this Agreement without the written permission of Phasetronics, which it may give or withhold in its sole discretion. Phasetronics may assign its rights and obligations under this Agreement.

    5. ATTORNEYS FEES. In the event that either party institutes an action to enforce the terms of this Agreement, the

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successful party in any such action shall be entitled to recover its reasonable costs and attorneys fees for such action.

    6. ENTIRE AGREEMENT. The terms and provisions contained herein constitute the entire agreement between the parties with respect to the subject matter hereof. This Agreement shall not be modified except in writing, signed by both parties.

    7. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Florida and any action brought to enforce the terms of this Agreement shall be brought in the appropriate court of competent jurisdiction located in Pinellas County, Florida.

    8. SEVERABILITY. Should any part of this Agreement for any reason be declared by a court of competent jurisdiction to be invalid, such decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated therefrom. In the event that a portion of this Agreement shall be declared to be invalid, the parties agree that they shall, in good faith, negotiate with one another to replace such invalid provision with a valid provision as similar as possible to that which had been held invalid to the extent permissible by applicable laws.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalf as of the date first above written.

Witnesses:                                  Phasetronics, Inc., a Florida
                                            corporation

/S/                                         By:  /S/
-----------------------------------------        -------------------------
                                            Name:  James R. Mitchell
                                            Title: President
/S/
-----------------------------------------        -------------------------
                                            Apollo International of
                                            Delaware, Inc., a Delaware
                                            corporation

/S/                                         By:  /S/
-----------------------------------------        -------------------------
                                            Name:  David Clarke
                                            Title: President
/S/
-----------------------------------------


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